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                                                                      Exhibit 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Warwick Valley Telephone Company 401(k) Plan on Form 11-K for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Zigmund Nowicki, Plan Administrator, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company to the best of my knowledge.

A signed original of this written statement required by Section 906 has been provided to Warwick Valley Telephone Company and will be retained by Warwick Valley Telephone Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                                  /s/ Zigmund Nowicki
                                                  --------------------------
                                                  Zigmund Nowicki
                                                  Plan Administrator
                                                  December 22, 2004



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